EXHIBIT 10.1
CHANGE IN TERMS AGREEMENT

Principal $600,000.00	Loan Date 11-23-2010	Maturity 06-23-2013	Loan No 823002500	Call/Coll 56	Account	Officer MH	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:              INNSUITES HOSPITALITY TRUST, YUMA                                                                       Lender:   RepublicBankAz, N.A.
HOSPITALITY PROPERTIES LIMITED                                                                                                909 E. Missouri Avenue
PARTNERSHIP and RRF LIMITED PARTNERSHIP                                                                           Phoenix, AZ  85014
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ  85020

Principal Amount:           $600,000.00                                                                                                                                     Date of Agreement:      September 14, 2012

DESCRIPTION OF EXISTING INDEBTEDNESS. THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00 (THE “NOTE”), SUBSEQUENTLY MODIFIED BY THAT CERTAIN CHANGE IN TERMS AGREEMENT DATED MAY 12, 2011, SUBSEQUENTLY MODIFIED BY THAT CERTAIN CHANGE IN TERMS AGREEMENT DATED MAY 25, 2012, SUBSEQUENTLY MODIFIED BY THAT CERTAIN CHANGE IN TERMS AGREEMENT DATED MAY 25, 2012. THE NOTE AND CHANGE IN TERMS AGREEMENTS ARE HEREINAFTER REFERRED TO AS THE “NOTE”.

DESCRIPTION OF COLLATERAL. THAT CERTAIN DEED OF TRUST DATED AUGUST 27, 2012, EXECUTED BY BORROWER, AS TRUSTOR, AND LENDER, AS BENEFICIARY AND TRUSTEE, FILED SEPTEMBER 4, 2012, IN THE OFFICE OF THE COUNTY RECORDER OF YUMA COUNTY, ARIZONA, AS FILE #2012-22387;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED NOVEMBER 29, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF ARIZONA, AS FILE #201016331028;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED DECEMBER 3, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF OHIO, AS FILE #OH00146645061.

DESCRIPTION OF CHANGE IN TERMS.
1.
THE AVAILABLE CREDIT LIMIT OF SAID NOTE AND REVOLVING LINE OF CREDIT IS HEREBY INCREASED TO $600,000.00. SEE ADDENDUM TO BUSINESS LOAN AGREEMENT, DATED SEPTEMBER 14, 2012, FOR RESTRICTIONS OF AVAILABILITY OF SAID CREDIT LINE.

ALL OTHER TERMS AND CONDITIONS OF SAID NOTE SHALL REMAIN THE SAME.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to the Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

EXHIBIT 10.1

CHANGE IN TERMS AGREEMENT
(Continued)
Loan no: 823002500

PRIOR OR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

INNSUITES HOSPITALITY TRUST

By: /s/ Pamela Barnhill_______________________
       PAMELA BARNHILL, President of INNSUITES
       HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By:  /s/ Pamela Barnhill_______________________
       PAMELA BARNHILL, President of INNSUITES
       HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By:  /s/ Pamela Barnhill_______________________
      PAMELA BARNHILL, President of INNSUITES
      HOSPITALITY TRUST

 /s/ James F. Wirth
  JAMES F. WIRTH, GUARANTOR

EXHIBIT 10.1

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $600,000.00	Loan Date 11-23-2010	Maturity 06-23-13	Loan No 823002500	Call/Coll 56	Account	Officer MH	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:             INNSUITES HOSPITALITY TRUST, YUMA                                                                         Lender:  RepublicBankAz, N.A.
HOSPITALITY PROPERTIES LIMITED                                                                                                909 E. Missouri Avenue
PARTNERSHIP and RRF LIMITED PARTNERSHIP                                                                           Phoenix, AZ  85014
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ  85020

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to two Partnerships and a Corporation for $600,000.00 due on June 23, 2013.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           __  Personal, Family, or Household Purposes or Personal Investment.

           X    Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING CAPITAL LINE OF CREDIT.

FLOOD INSURANCE. As reflected on Flood Map No. 04027C 1530E dated 08-28-2008, for the community of CITY OF YUMA, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $600,000.00 as follows:

Undisbursed Funds:                                                                                     $176,062.08

Other Disbursements:                                                                               $423,937.92
     $423,937.92 Current Outstanding Principal Balance                         __________

Note Principal:                                                                                            $600,000.00

LIEN RELEASE FEES. In addition to all other charges, Borrower agrees, to the extent not prohibited by law, to pay all governmental fees for release of Lender’s security interests in collateral securing this loan. Borrower will pay these fees at the time the lien or liens are released. The estimated amount of these future lien release fees is $75.00.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 14, 2012.

EXHIBIT 10.1

DISBURSEMENT REQUEST AND AUTHORIZATION
(Continued)
Loan no: 823002500

BORROWER:

INNSUITES HOSPITALITY TRUST

By:  /s/ Pamela Barnhill_______________________
       PAMELA BARNHILL, President of INNSUITES
       HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By:  /s/ Pamela Barnhill_______________________
       PAMELA BARNHILL, President of INNSUITES
       HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By:  /s/ Pamela Barnhill_______________________
      PAMELA BARNHILL, President of INNSUITES
      HOSPITALITY TRUST

EXHIBIT 10.1

ADDENDUM TO LOAN AGREEMENT
________________________________________________________________________

This ADDENDUM TO BUSINESS LOAN AGREEMENT is made this 14th day of September, 2012 (this “Addendum”) by and between INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMTED PARTNERSHIP (“Borrower”) and RepublicBankAz, N.A. (“Lender”).

RECITALS

A.
      Borrower and Lender have entered into that certain Business Loan Agreement, dated November 23, 2010, subsequently modified by that certain Addendum to Business Loan Agreement, dated August 27, 2012. The Business Loan Agreement and Addendum to Business Loan Agreement are hereinafter referred to as the “Loan Agreement”.

B.	Borrower and Lender, by this Addendum, desire to amend certain provisions of the Loan Agreement as follows.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

AGREEMENT

1.
     Recitals.     The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not otherwise defined in this Addendum shall have the same meanings ascribed hereto in the Loan Agreement.

2.	Amendments. The following amendments are hereby made to the terms of the Loan Agreement.

a.
Although the proposed credit line will have an available credit limit of $600,000.00, Borrower will be allowed to advance $500,000.00 of the credit line representing the real estate collateral value, while the remaining available credit will be advanced against 75% of eligible accounts receivable. Eligible accounts receivable include all non-related party receivables that are current to 90 days past due. Ineligible receivables will consist of all receivables 90 days past due or greater, related party, and doubtful receivables as indicated on the company’s quarterly SEC filings. In the event of an over advance of the credit line, Borrower will have 15 days to bring the credit line back into margin.

3.	Amendment. The Loan Agreement, as amended by this Addendum, may not be further modified except by an instrument in wrirting executed by each of the parties hereto.

4.	Counterparts. This Addendum may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one Addendum.

EXHIBIT 10.1
IN WITNESS WHEREOF, the Borrower and the Lender have caused this Addendum to Loan Agreement to be executed as of the day and year first above written.

BORROWER:

INNSUITES HOSPITALITY TRUST

By: /s/ Pamela Barnhill
      Pamela Barnhill, President of  INNSUITES HOSPITALITY  TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: /s/ Pamela Barnhill
      Pamela Barnhill, President of  INNSUITES HOSPITALITY  TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: /s/ Pamela Barnhill
      Pamela Barnhill, President of  INNSUITES HOSPITALITY  TRUST

LENDER:

REPUBLICBANKAZ, N.A.

By: /s/ Michael Harris
     Authorized Signer